UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2008

GRIFFON CORPORATION

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	1-6620	11-1893410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 JERICHO QUADRANGLE, JERICHO, NEW YORK	11753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 516-938-5544

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On August 25, 2008, Griffon Corporation (the “Registrant”) issued a press release announcing September 5, 2008 as the record date for the Company’s previously announced rights offering of common stock.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits.

99.1         Press Release dated August 25, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: August 25, 2008	By:	/s/ Patrick L. Alesia
	Name:	Patrick L. Alesia
	Title:	Chief Financial Officer

3